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                                                                   Exhibit 23(b)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We consent to the incorporation herein by reference of our report dated November 8, 1994 and to the reference to our firm under the heading Experts.

                                                                Williams & Pitts

Hernando, Mississippi
January 30, 1995